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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

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                                       FORM 8-K


                                     CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported)  May 3, 2000

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                                 LaRoche Industries Inc.
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                     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                Delaware                 33-79532                 13-3341472
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   (STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
         OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)


                    1100 Johnson Ferry Road Atlanta, Georgia    30342
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

         Registrant's telephone number, including area code  (404) 851-0300

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               (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5. Other Events.

On May 3, 2000, LaRoche Industries Inc., a Delaware corporation (the "Company"), and one of its subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware for reorganization under Chapter 11 (the "Chapter 11 cases"). An application to have the Chapter 11 cases consolidated for the purpose of joint administration will be filed, however, until such time, the cases have been assigned Case Nos. 00-1859 and 00-1860. The Debtors are currently operating all of their businesses as debtors-in-possession pursuant to the Bankruptcy Code. All wholly-owned entities of the Company are included in the Chapter 11 cases, except foreign subsidiaries of the Company. A related press release issued on May 3, 2000 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit 99.4  Press release, issued May 3, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LaRoche Industries Inc.
                                    (Registrant)


                                    By: /s/ Gerald B. Curran
                                    Vice President and Chief Financial Officer

                                    Dated: May 3, 2000